UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 25, 2006 (October 24, 2006)
COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11465 SUNSET HILLS ROAD, 5TH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (703) 883-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Comstock Homebuilding Companies, Inc. (the “Company”) received a 30-days stand-still agreement from Bank of America, N.A. (the “Lender”), dated October 24, 2006, with respect to the purported notice of default issued on October 18, 2006, relating to the obligations of Comstock Bellemeade, L.C., a wholly-owned subsidiary of the Company (the “Subsidiary”), under the related Deed of Trust Note and Loan Agreement (each dated as of September 28, 2005). The issues related to the notice of default have previously been reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 24, 2006. The disclosure contained in that Current Report on Form 8-K is hereby incorporated by reference herein.
     In the letter confirming Lender’s stand-still agreement, Lender agreed not to take any action prior to November 24th, 2006, to enforce any remedies that may be available to it under the relevant loan documents or at law, including any possible cross-defaults, with respect to the purported notice of default issued to the Company and Subsidiary.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 25, 2006

COMSTOCK HOMEBUILDING COMPANIES, INC.
By:	/s/ Jubal R. Thompson
Jubal R. Thompson
General Counsel and Secretary

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